Certification Pursuant To 18 U.S.C. Section 1350 As

Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act of 2002

I, Webb C. Hayes IV, Chairman, President, and Treasurer of The FBR Rushmore Fund, Inc., certify that (i) the Form N-CSR for the period ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended August 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of The FBR Rushmore Fund, Inc..

Date:	10/29/03

/s/ Webb C. Hayes IV
Webb C. Hayes IV Chairman, President, and Treasurer The FBR Rushmore Fund, Inc.

Certification Pursuant To 18 U.S.C. Section 1350 As

Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act of 2002

I, Susan L. Silva, Vice President and Controller of The FBR Rushmore Fund, Inc., certify that (i) the Form N-CSR for the period ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended August 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of The FBR Rushmore Fund, Inc..

Date:	10/29/03

/s/ Susan L. Silva
Susan L. Silva Vice President and Controller The FBR Rushmore Fund, Inc.